UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

METROPCS COMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On October 3, 2012, certain communications were provided to employees, dealers and customers of MetroPCS Communications, Inc.  Copies of such communications are included below.

October 3, 2012

Dear MetroPCS Employee:

Today marks an important milestone in MetroPCS' history and an exciting, positive step for our company. This morning we announced that MetroPCS has entered into a definitive agreement to combine our business with T-Mobile USA to create the leading value carrier in the U.S. wireless marketplace. This combination will deliver an enhanced customer experience through a wider selection of affordable products and services, deeper network coverage and a clear-cut technology path to one common 4G LTE network. Attached for your convenience is a list of frequently asked questions.

What We Announced Today

Upon completion of the transaction, which we expect to occur in the first half of 2013, MetroPCS and
T-Mobile will create a new company to be called T-Mobile that will operate T-Mobile and MetroPCS as separate customer units. The agreement, which has been approved by Deutsche Telekom's Supervisory Board and MetroPCS' Board of Directors, is structured as a recapitalization, in which MetroPCS will declare a 1 for 2 reverse stock split, make a cash payment of $1.5 billion, or approximately $4.09 per share prior to the reverse stock split, to its stockholders and acquire all of T-Mobile's capital stock by issuing Deutsche Telekom 74% of MetroPCS' common stock on a pro forma basis. Upon completion of the combination, MetroPCS stockholders will own 26% of the combined company.

As you know, T-Mobile, a subsidiary of Deutsche Telekom, is a leading telecommunications company that offers a range of wireless services to consumer, business and government customers. Based on analyst consensus estimates for 2012, the combination of T-Mobile and MetroPCS will create a stronger company with approximately 42.5 million subscribers, $24.8 billion of revenue and $6.3 billion of adjusted EBITDA for 2012.

What This Means for MetroPCS

We believe that this combination will best position MetroPCS for long-term success, supported by the best talent in the industry. Deutsche Telekom and T-Mobile have announced publicly that they intend to grow the MetroPCS brand, both through extension into new geographic areas and through the introduction of a broader product portfolio into our existing network. Together, we will have the expanded scale, spectrum and financial resources to aggressively compete with the other national U.S. wireless carriers and to continue to grow in fast growing no-contract services. We also expect to continue our current local distribution strategies, allowing us to maintain our operations and minimize disruption.

Importantly, the combined company's spectrum position will be the foundation for a faster and more reliable network. Through the convergence of both companies to LTE technology, the combined company will have an enhanced 4G LTE network and we will be able to accelerate our roll-out of 4G LTE, which provides the potential to offer 4G LTE over at least a full 20x20 MHz in many metro areas. Additionally, we will be able to offer a wider selection of attractive, competitively priced plans to better serve customers, including contract, no-contract monthly, SIM-only, pay-as-you-go and mobile broadband plans. This means more options and better service and coverage for our customers.

This combination brings together a seasoned management team with significant industry experience. Following the close, John Legere, currently President and CEO of T-Mobile, will serve as President and

CEO of the combined company. Our CFO and Vice Chairman, Braxton Carter, will serve as the CFO of the combined company. Tom Keys, our President and COO, will continue to work with all of you in the position of COO for the MetroPCS Customer Unit, and Jim Alling, COO of T-Mobile, will remain in the position of COO for the T-Mobile Customer Unit.

The combined company will have an 11-member board of directors, including a number of members appointed by Deutsche Telekom consistent with its equity ownership.

In addition, it is expected that the combined company will remain listed on the NYSE, however, our ticker symbol may change following completion of the transaction to reflect the newly formed company.

What This Means for Employees

We believe our combination with T-Mobile will provide expanded career benefits and growth opportunities associated with being part of a larger, more competitive nationwide company. Together, we will have the opportunity to execute our strategy on an expanded scale and strengthened platform, while taking advantage of the key capabilities and talent of each company. However, as with any transaction of this size, we do expect there will be some commonality in job functions. While it is difficult and too early to predict any outcomes at this time, we are committed to treating all employees with respect and dignity throughout this process.

As soon as possible, we intend to form an integration team comprised of senior executives from both companies to plan the integration and assist with the transition process.

What Happens Next

At this point in the process, we will work with Deutsche Telekom to obtain the regulatory and stockholder approvals necessary to close this transaction. Until that time, T-Mobile and MetroPCS will be, and continue to operate as, independent companies and compete vigorously. Today's announcement will have no impact on our day-to-day operations and it remains business as usual at MetroPCS. Our commitment to our customers is unwavering, and we will continue to be the nation's leading provider of no annual contract, unlimited, flat-rate wireless communications service.

For those of you in our headquarters, Tom Keys will be holding a series of Town Hall meetings today to discuss the announcement. These meetings will be held according to the following schedule:

·	10:00 AM - Employees on floors 1-2

·	10:45 AM - Employees on floors 3-4

·	11:30 AM - Employees on floors 5-6

·	12:45 PM - Employees at 2350 Lakeside Blvd.

For those of you in our regional offices, Tom will hold a call with Senior Leadership from each region to review the transaction.

It is likely that today's news will lead to increased interest in MetroPCS, and it is important that we speak with one voice on this matter. If you receive any inquiries from investors, media or other interested parties, please do not answer any questions and solely refer them to Keith Terreri, Vice President Finance & Treasurer at (214) 570-4641.

This combination truly is a milestone for MetroPCS - and one that would not have been possible without all of your hard work. As we move through this process, we'll continue to rely on you to focus on the work at hand, serve our partners and customers and help achieve our goals. Thank you for all you do to make our company successful.

I look forward to what lies ahead for MetroPCS and hope you share my enthusiasm about this combination.

Sincerely,

Roger D. Linquist
Chairman and Chief Executive Officer

Additional Information and Where to Find It
This letter relates to a proposed transaction between MetroPCS Communications, Inc. (“MetroPCS”) and Deutsche Telekom AG (“Deutsche Telekom”) that will become the subject of a proxy statement to be filed by MetroPCS with the Securities and Exchange Commission (the “SEC”).  This letter is not a substitute for the proxy statement or any other document that MetroPCS may file with the SEC or send to its stockholders in connection with the proposed transaction.  Investors and security holders are urged to read the proxy statement and all other relevant documents filed with the SEC or sent to stockholders as they become available because they will contain important information about the proposed transaction.  All documents, when filed, will be available free of charge at the SEC's website (www.sec.gov).  You may also obtain these documents by contacting MetroPCS' Investor Relations department at 214-570-4641, or via e-mail at investor_relations@metropcs.com.  This communication does not constitute a solicitation of any vote or approval.
Participants in the Solicitation
MetroPCS and its directors and executive officers will be deemed to be participants in any solicitation of proxies in connection with the proposed transaction.  Information about MetroPCS' directors and executive officers is available in MetroPCS' proxy statement dated April 16, 2012 for its 2012 Annual Meeting of Stockholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.  Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.
Cautionary Statement Regarding Forward-Looking Statements
This letter includes “forward-looking statements” for the purpose of the “safe harbor” provisions within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Any statements made in this letter that are not statements of historical fact, including statements about our beliefs, opinions, projections, and expectations, are forward-looking statements and should be evaluated as such.

These forward-looking statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “views,” “projects,” “should,” “would,” “could,” “may,” “become,” “forecast,” and other similar expressions.
All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of MetroPCS, Deutsche Telekom and T-Mobile USA, Inc. (“T-Mobile”) and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive the required stockholder approvals or required regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, the failure to satisfy other closing conditions, the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, the significant capital commitments of MetroPCS and T-Mobile, global economic conditions, fluctuations in exchange rates, competitive actions taken by other companies, natural disasters, difficulties in integrating the two companies, disruption from the transaction making it more difficult to maintain business and operational relationships, actions taken or conditions imposed by governmental or other regulatory authorities and the exposure to litigation.  Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Company's 2011 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and other filings with the SEC available at the SEC's website (www.sec.gov).
The forward-looking statements speak only as to the date made, are based on current assumptions and expectations, and are subject to the factors above, among others, and involve risks, uncertainties and assumptions, many of which are beyond our ability to control or ability to predict. You should not place undue reliance on these forward-looking statements. MetroPCS, Deutsche Telekom and T-Mobile do not undertake a duty to update any forward-looking statement to reflect events after the date of this letter, except as required by law.

Employee FAQ

1.	What was announced today?

Today we announced that MetroPCS has entered into a definitive agreement to combine our business with T-Mobile USA. This combination will create the leading value carrier in the U.S. marketplace, which will deliver an enhanced customer experience through a wider selection of affordable products and services, deeper network coverage and a clear-cut technology path to one common 4G LTE network.

Upon completion of the transaction, which we expect to occur in the first half of 2013, MetroPCS and T-Mobile USA will combine to create a new company to be called T-Mobile that will operate MetroPCS and T-Mobile as separate customer units. Together, we will have the expanded scale, spectrum and financial resources to aggressively compete with the other national U.S. wireless carriers.

2.	Why is MetroPCS combining with T-Mobile? What are the benefits of the transaction?

We believe that this combination will best position MetroPCS for long-term success, supported by the best talent in the industry. Together, we will have the expanded spectrum, scale and financial resources to aggressively compete with the other national U.S. wireless carriers.

Importantly, the combined company's spectrum position will be the foundation for a faster and more reliable network. We will be able to offer a wider selection of attractive, competitively priced plans to better serve customers, including contract, no-contract monthly, SIM-only, pay-as-you-go and mobile broadband services.

Through the convergence of both companies to LTE technology, the combined company will have an enhanced 4G LTE network and we will be able to accelerate our growth of 4G LTE, which provides the potential to offer 4G LTE over at least a full 20x20MHz in many metro areas. Additionally, by leveraging the MetroPCS and T-Mobile brands, we will be able to offer a wider selection of affordable products and services, deeper network coverage and a clear-cut technology path to one common 4G LTE network. This means more options for our customers, as well as for you, our valued employees.

3.	What are the terms of the agreement?

Upon completion of the transaction, which we expect to occur in the first half of 2013, MetroPCS and T-Mobile USA will create a new company to be called T-Mobile that will operate MetroPCS and T-Mobile as separate customer units.

The agreement, which has been approved by Deutsche Telekom's Supervisory Board and MetroPCS' Board of Directors, is structured as a recapitalization, in which MetroPCS will declare a 1 for 2 reverse stock split, make a cash payment of $1.5 billion, or approximately $4.09 per share prior to the reverse stock split, to its stockholders and acquire all of T-Mobile's capital stock by issuing Deutsche Telekom 74% of MetroPCS' common stock on a pro forma basis. Upon completion of the combination, MetroPCS stockholders will own 26% of the combined company.

Deutsche Telekom has also agreed to roll its existing intercompany debt into new $15 billion senior unsecured notes of the combined company, provide the combined company with a $500 million unsecured revolving credit facility and provide a $5.5 billion backstop commitment for certain MetroPCS third-party financing transactions.

4.	What is a reverse merger?

A reverse merger is a type of transaction agreement between a private and a public company, where a private company purchases control of the public company and then merges with the private company. In our case, T-Mobile's parent company, Deutsche Telekom is acquiring control of MetroPCS. Upon the close of the transaction, Deutsche Telekom will exchange its shares in T-Mobile for MetroPCS shares, representing a 74% stake in the combined company.

5.	What does this transaction mean for me?

Today's announcement will have no impact on our day-to-day operations and it remains business as usual at MetroPCS. We believe our combination with T-Mobile will provide expanded career benefits and growth opportunities associated with being part of a larger, more competitive nationwide company. Together, we will have the opportunity to execute our strategy on a larger scale and strengthened platform, while taking advantage of the key capabilities and talent of each company.

6.	Will there be any layoffs or other changes for employees as a result of this announcement?

Until the transaction closes, it is business as usual at MetroPCS. We believe our combination with T-Mobile will provide expanded career benefits and growth opportunities associated with being part of a larger, more competitive nationwide company. Together, we will have the opportunity to execute our strategy on a larger scale and strengthened platform, while taking advantage of the key capabilities and talent of each company. However, as with any transaction of this size, we expect there will be some commonality in job functions. While it is too early and difficult to predict any outcomes at this time, we are committed to treating all employees with respect and dignity throughout this process.

As soon as possible, we intend to form an integration team comprised of senior executives from both companies to plan the integration and assist with the transition process.

7.	What are T-Mobile's plans for MetroPCS and our senior leadership?

This combination brings together a seasoned management team with significant industry experience. Following the close, John Legere, currently President and CEO of T-Mobile will serve as President and CEO of the combined company. Braxton Carter, currently the MetroPCS CFO and Vice Chairman, will serve as the CFO of the combined company. Tom Keys, MetroPCS' President and COO, will serve as COO of the MetroPCS Customer Unit, and Jim Alling, COO of T-Mobile, will remain in the position of COO for the T-Mobile Customer Unit. The combined company will have an 11-member board of directors, including a number of members appointed by Deutsche Telekom, consistent with its equity ownership. We also expect to continue our current local distribution strategies, allowing us to maintain our operations and minimize disruption.

8.	How will MetroPCS operate as part of T-Mobile? What will happen to the MetroPCS brand?

MetroPCS and T-Mobile will continue to operate as separate customer units once the combination is complete. Deutsche Telekom and T-Mobile have announced publicly that they intend to grow the MetroPCS brand, both through extension into new geographic areas and through the introduction of a broader product portfolio into our existing network. Additionally, by leveraging the MetroPCS and T-Mobile brands, we will be able to offer a wider selection of affordable products and services, deeper network coverage and a clear-cut technology path to one common 4G LTE network.

It is very early in this process, and as soon as possible, we intend to form an integration team comprised of senior executives from both companies to plan the integration and assist with the transition process upon completion of the transaction. Many decisions will not be determined until we move closer to completing the transaction.

9.	What will happen to MetroPCS' headquarters?

After closing, the combined company's headquarters will be in Bellevue, Washington and T-Mobile will retain a significant presence in Dallas, Texas.

10.	When will the transaction be completed? What needs to happen before the transaction can close?

We expect the transaction to be completed in the first half of 2013, subject to approval by MetroPCS stockholders, regulatory approvals and other customary closing conditions. Until the transaction closes, MetroPCS and T-Mobile will continue to operate as independent companies and compete vigorously - today's announcement will have no impact on our day-to-day operations and it remains business as usual at MetroPCS.

11.	Will salaries and benefits be affected? Will my 401k or healthcare benefits change?

It is still very early in this process and many compensation and benefit matters will be determined near or after closing of the transaction. Until the transaction is completed, MetroPCS and T-Mobile remain independent companies, and it is business as usual for all of us.

As soon as possible, we intend to form an integration team comprised of senior executives from both companies to plan the integration and assist with the transition process upon completion of the transaction.

12.	What will happen to MetroPCS stock options?

Upon completion of the transaction, all stock options and restricted stock awards will vest. All stock options will remain in effect following the consummation of the transaction. At closing, you will also be given an opportunity to cash out any options unless the exercise price of the stock is more than the market price of the stock prior to the close.

We expect to have more details on stock options and restricted stock, and we will continue to communicate as we move forward with this process.

13.	Will MetroPCS continue to be publicly traded on the New York Stock Exchange? Will the ticker symbol change?

MetroPCS will remain listed on the NYSE, however, our ticker symbol may change to reflect the newly formed company, to be called T-Mobile.

14.	What do I tell customers if they ask about today's announcement?

We hope our customers will share our excitement about this transaction.

As MetroPCS customers, over time they will enjoy a richer experience. Through the convergence of both companies to LTE technology, the combined company will have an enhanced 4G LTE network and we will be able to accelerate our growth of 4G LTE, which provides the potential to offer 4G LTE over at least a full 20x20MHz in many metro areas.

Additionally, we will be able to offer a wider selection of attractive, competitively priced plans to better serve customers, including contract, no-contract monthly, SIM-only, pay-as-you-go and mobile broadband plans. This means more options and better service and coverage for our customers.

15.	What should I say if I'm contacted by media, financial community or other third parties about the transaction?

If you receive any inquiries from investors, media or other interested parties, please do not attempt to answer any questions. Instead, refer them to Keith Terreri, Vice President Finance & Treasurer at (214) 570-4641.

16.	What do I tell my dealer principal?

We are excited about the spectrum, scale and opportunities for expansion of the business model that this combination provides MetroPCS. This combination also provides us the opportunity to offer customers a wider selection of affordable products and services, deeper network coverage and a clear-cut technology path to one common 4G LTE network to attract new and retain existing customers.

We are confident that as a combined company we will be able to compete more effectively with the other national U.S. wireless carriers and continue to grow in fast growing no-contract services.

We expect more details to become available shortly, and we will continue to communicate as we move forward with this process.

17.	When will I know more about the progress of the transaction?

While we are still in the early stages of this process, we will continue to keep you informed as we move forward. As we move through this process, we'll continue to rely on you to focus on the work at hand, serve our partners and customers, and help achieve our goals.

We will make every effort to keep you up to date on developments and progress throughout this process.

Additional Information and Where to Find It
This question and answer document relates to a proposed transaction between MetroPCS Communications, Inc. (“MetroPCS”) and Deutsche Telekom AG (“Deutsche Telekom”) that will become the subject of a proxy statement to be filed by MetroPCS with the Securities and Exchange Commission (the “SEC”).  This question and answer document is not a substitute for the proxy statement or any other document that MetroPCS may file with the SEC or send to its stockholders in connection with the proposed transaction.  Investors and security holders are urged to read the proxy statement and all other relevant documents filed with the SEC or sent to stockholders as they become available because they will contain important information about the proposed transaction.  All documents, when filed, will be available free of charge at the SEC's website (www.sec.gov).  You may also obtain these documents by contacting MetroPCS' Investor Relations department at 214-570-4641, or via e-mail at investor_relations@metropcs.com.  This communication does not constitute a solicitation of any vote or approval.
Participants in the Solicitation
MetroPCS and its directors and executive officers will be deemed to be participants in any solicitation of proxies in connection with the proposed transaction.  Information about MetroPCS' directors and executive officers is available in MetroPCS' proxy statement dated April 16, 2012 for its 2012 Annual Meeting of Stockholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.  Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.
Cautionary Statement Regarding Forward-Looking Statements
This question and answer document includes “forward-looking statements” for the purpose of the “safe harbor” provisions within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Any statements made in this question and answer document that are not statements of historical fact, including statements about our beliefs, opinions, projections, and expectations, are forward-looking statements and should be evaluated as such. These forward-looking statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “views,” “projects,” “should,” “would,” “could,” “may,” “become,” “forecast,” and other similar expressions.
All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of MetroPCS, Deutsche Telekom and T-Mobile USA, Inc. (“T-Mobile”) and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive the required stockholder approvals or required regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, the failure to satisfy other closing conditions, the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, the significant capital commitments of MetroPCS and T-Mobile, global economic conditions, fluctuations in exchange rates, competitive actions taken by other companies, natural disasters, difficulties in integrating the two companies, disruption from the transaction making it more difficult to maintain business and operational relationships, actions taken or conditions imposed by governmental or other regulatory authorities and the exposure to litigation.  Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Company's 2011 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and other filings with the SEC available at the SEC's website (www.sec.gov).
The forward-looking statements speak only as to the date made, are based on current assumptions and expectations, and are subject to the factors above, among others, and involve risks, uncertainties and assumptions, many of which are beyond our ability to control or ability to predict. You should not place undue reliance on these forward-looking statements. MetroPCS, Deutsche Telekom and T-Mobile do not undertake a duty to update any forward-looking statement to reflect events after the date of this question and answer document, except as required by law.

October 3, 2012

Dear [NAME / Dealer]:

Today marks an important milestone in MetroPCS' history and an exciting, positive step for our company. This morning we announced that MetroPCS has entered into a definitive agreement to combine our business with T-Mobile USA. This combination will create the leading value carrier in the U.S. wireless marketplace, which will deliver an enhanced customer experience through a wider selection of affordable products and services, deeper network coverage and a clear-cut technology path to one common 4G LTE network. Attached for your convenience is a copy of the press release we issued this morning.

What This Means for MetroPCS, Our Distributors, Partners and Vendors

As you know, T-Mobile, a subsidiary of Deutsche Telekom, is a leading telecommunications company that offers a range of wireless services to consumer, business and government customers. The combined company will be a stronger competitor and will be well-positioned to drive future growth, with approximately 42.5 million subscribers.

Together, we will have the expanded scale, spectrum and financial resources to aggressively compete with the other national U.S. wireless carriers. Importantly, our enhanced spectrum position will be the foundation for a faster and more reliable network. Through the convergence of both companies to LTE technology, the combined company will provide cutting-edge 4G LTE services and accelerate its roll-out of 4G LTE. In addition, this combination will allow MetroPCS to expand its no-contract offerings and enhance our combined spectrum portfolio, which provides the potential to offer 4G LTE over at least a full 20x20 MHz in many metro areas.

We believe this is a compelling transaction. Together, we are confident that we will drive growth through our increased scale and enhanced customer value and choice. We will have the opportunity to execute our strategy on a larger scale and strengthened distribution network. Combining the MetroPCS and T-Mobile brands means more options and better service and coverage for our customers, which we believe will create potential opportunities for our partners by offering a full range of products and services.

What Happens Next

The transaction is expected to be completed in the first half of 2013, subject to stockholder and regulatory approvals. Upon completion, the newly formed company will be called T-Mobile, and will continue to operate T-Mobile and MetroPCS as separate customer units.

Until that time, MetroPCS and T-Mobile will be, and continue to operate as, independent companies and compete vigorously - today's announcement will have no impact on our day-to-day operations, and it remains business as usual at MetroPCS. We don't expect this transaction will have any immediate impact on our business plans and engagements. Additionally, we expect to continue our current local distribution strategies, allowing us to maintain our operations and minimize disruption. Our commitment to our customers is unwavering, and we recognize the importance of our partners in ensuring that we achieve success.

Deutsche Telekom and T-Mobile have announced publicly that they intend to grow the MetroPCS brand, both through extension into new geographic areas and through the introduction of a broader product portfolio into our existing network. As with any transaction of this size, there may be some overlap in our distribution footprint, but we feel confident that this transaction represents a growth opportunity for MetroPCS and its partner community. While we can't predict the exact operational outcome at this stage, as soon as possible we intend to form an integration team comprised of senior executives from both companies to plan the integration and assist with the transition process.

Upon completion of the combination, we will have a seasoned management team with significant industry experience that will be making the best decisions for our combined company and stakeholders going forward. Following the close, John Legere, currently President and CEO of T-Mobile USA will serve as President and CEO of the combined company. Our CFO and Vice Chairman, Braxton Carter, will serve as the CFO of the combined company. Our President and COO, Tom Keys, will become COO of the MetroPCS Customer Unit, and Jim Alling, COO of T-Mobile USA, will remain in the position of COO for the T-Mobile Customer Unit.

As we move through this process, we will continue to keep you updated on important developments. As always, if you have any questions please do not hesitate to reach out to your usual MetroPCS contacts.

We value our relationship with you and appreciate your continued support. We look forward to continuing to work together to meet and exceed our customers' expectations.

Sincerely,

[NAME]

Additional Information and Where to Find It
This letter relates to a proposed transaction between MetroPCS Communications, Inc. (“MetroPCS”) and Deutsche Telekom AG (“Deutsche Telekom”) that will become the subject of a proxy statement to be filed by MetroPCS with the Securities and Exchange Commission (the “SEC”).  This letter is not a substitute for the proxy statement or any other document that MetroPCS may file with the SEC or send to its stockholders in connection with the proposed transaction.  Investors and security holders are urged to read the proxy statement and all other relevant documents filed with the SEC or sent to stockholders as they become available because they will contain important information about the proposed transaction.  All documents, when filed, will be available free of charge at the SEC's website (www.sec.gov).  You may also obtain these documents by contacting MetroPCS' Investor Relations department at 214-570-4641, or via e-mail at investor_relations@metropcs.com.  This communication does not constitute a solicitation of any vote or approval.
Participants in the Solicitation
MetroPCS and its directors and executive officers will be deemed to be participants in any solicitation of proxies in connection with the proposed transaction.  Information about MetroPCS' directors and executive officers is available in MetroPCS' proxy statement dated April 16, 2012 for its 2012 Annual Meeting of Stockholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.  Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.
Cautionary Statement Regarding Forward-Looking Statements
This letter includes “forward-looking statements” for the purpose of the “safe harbor” provisions within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Any statements made in this letter that are not statements of historical fact, including statements about our beliefs, opinions, projections, and expectations, are forward-looking statements and should be evaluated as such. These forward-looking statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “views,” “projects,” “should,” “would,” “could,” “may,” “become,” “forecast,” and other similar expressions.
All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of MetroPCS, Deutsche Telekom and T-Mobile USA, Inc. (“T-Mobile”) and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive the required stockholder approvals or required regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, the failure to satisfy other closing conditions, the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, the significant capital commitments of MetroPCS and T-Mobile, global economic conditions, fluctuations in exchange rates, competitive actions taken by other companies, natural disasters, difficulties in integrating the two companies, disruption from the transaction making it more difficult to maintain business and operational relationships, actions taken or conditions imposed by governmental or other regulatory authorities and the exposure to litigation.  Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Company's 2011 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and other filings with the SEC available at the SEC's website (www.sec.gov).
The forward-looking statements speak only as to the date made, are based on current assumptions and expectations, and are subject to the factors above, among others, and involve risks, uncertainties and assumptions, many of which are beyond our ability to control or ability to predict. You should not place undue reliance on these forward-looking statements. MetroPCS, Deutsche Telekom and T-Mobile do not undertake a duty to update any forward-looking statement to reflect events after the date of this letter, except as required by law.

MetroPCS Dealer FAQ

1.	What was announced today?

·	Today we announced that MetroPCS has entered into a definitive agreement to combine with T-Mobile USA to create the leading value carrier in the U.S. wireless marketplace.

·
This combination will deliver an enhanced customer experience through a wider selection of affordable products and services, deeper network coverage and a clear-cut technology path to one common 4G LTE network.

·	The combined company, which will be called T-Mobile, will have the expanded scale, spectrum and financial resources to aggressively compete with the other national U.S. wireless carriers.

·	The newly formed company will continue to operate MetroPCS and T-Mobile as separate customer units.

·	We expect to complete the combination in the first half of 2013, subject to MetroPCS stockholder approval, regulatory approvals and other customary closing conditions.

2.	What are the terms of the agreement?

·
The agreement, which has been approved by Deutsche Telekom's Supervisory Board and MetroPCS' Board of Directors, is structured as a recapitalization, in which MetroPCS will declare a 1 for 2 reverse stock split, make a cash payment of $1.5 billion to its stockholders, or approximately $4.09 per share prior to the reverse stock split, and acquire all of T-Mobile's capital stock by issuing to Deutsche Telekom 74% of MetroPCS' common stock on a pro forma basis. Upon completion of the combination, MetroPCS stockholders will own 26% of the combined company.

3.	Will distributors and partners be affected by the combination with T-Mobile? Will MetroPCS continue to use the same distributors and partners following completion of the transaction?

·	While there are still many details to be worked through, we anticipate that, over time, our partners will generally benefit from an expanded set of products and services.

·
Deutsche Telekom and T-Mobile have announced publicly that they intend to grow the MetroPCS brand, both through extension into new geographic areas and through the introduction of a broader product portfolio into our existing network.

·	We don't expect this transaction will have any immediate impact on our business plans and engagements.

·	Additionally, we expect to continue our current local distribution strategies, allowing us to maintain our operations and minimize disruption.

·
As with any transaction of this size, there may be some overlap in our distribution footprint, but we feel confident that this transaction represents a growth opportunity for MetroPCS and its partner community.

·
While we can't predict the exact operational outcome at this stage, as soon as possible we intend to form an integration team comprised of senior executives from both companies to plan the integration and assist with the transition process upon completion of the transaction.

·	Our commitment to our customers is unwavering, and we recognize the importance of our partners in ensuring that we achieve success.

4.	My company supplies both MetroPCS and T-Mobile. How does this affect my operations?

·	While there are still many details to be worked through, we anticipate that, over time, our partners will generally benefit from an expanded set of products and services.

·
Deutsche Telekom and T-Mobile have announced publicly that they intend to grow the MetroPCS brand, both through extension into new geographic areas and through the introduction of a broader product portfolio into our existing network.

·	We don't expect this transaction will have any immediate impact on our business plans and engagements.

·	Additionally, we expect to continue our current local distribution strategies, allowing us to maintain our operations and minimize disruption.

·
As with any transaction of this size, there may be some overlap in our distribution footprint, but we feel confident that this transaction represents a growth opportunity for MetroPCS and its partner community.

·
While we can't predict the exact operational outcome at this stage, as soon as possible we intend to form an integration team comprised of senior executives from both companies to plan the integration and assist with the transition process upon completion of the transaction.

·	Our commitment to our customers is unwavering, and we recognize the importance of our partners in ensuring that we achieve success.

5.	Do current partnership agreements and contracts remain in place?

·
Until the transaction is complete, which is expected in the first half of 2013, subject to MetroPCS stockholder approval, regulatory approvals and other customary closing conditions, MetroPCS and T-Mobile will be, and continue to operate, as independent companies and continue to compete vigorously - today's announcement will have no impact on our day-to-day operations.

·	We don't expect the announcement of this transaction will have any immediate impact on our business plans and engagements.

6.	I have a contract that will expire before the merger closes. Should I renew it? How do I go about renewing it?

·	You should continue to follow normal procedures. Additional information will be available over the coming months as we near completion of the transaction.

7.	I have a contract that extends through the period when the merger is expected to close. Will it have to be changed to include the newly formed company as the contracting party?

·
Generally, no. The newly formed company, which will be called T-Mobile, will generally by way of the merger assume all assets and obligations of MetroPCS and automatically become the contracting party under our distributor contracts. If your contract needs to be amended to include the newly formed company as contracting party after the closing, we will contact you in due course.

8.	I have a lease coming due before the transaction closes. Should I renew my lease?

·	I'm not qualified to provide specific business advice with regard to your property leases. Please consult with your advisors.

·
What I can tell you is that, until the transaction is complete, which is expected in the first half of 2013, MetroPCS and T-Mobile will be, and continue to operate as, independent companies and continue to compete vigorously - today's announcement will have no impact on our day-to-day operations.

·	We don't expect this transaction will have any immediate impact on our business plans and engagements.

9.	Where can I find additional information?

·	As we move through this process, we will continue to keep you updated on important developments.

·	If you have any questions please do not hesitate to reach out to your usual MetroPCS contacts.

Additional Information and Where to Find It
This question and answer document relates to a proposed transaction between MetroPCS Communications, Inc. (“MetroPCS”) and Deutsche Telekom AG (“Deutsche Telekom”) that will become the subject of a proxy statement to be filed by MetroPCS with the Securities and Exchange Commission (the “SEC”).  This question and answer document is not a substitute for the proxy statement or any other document that MetroPCS may file with the SEC or send to its stockholders in connection with the proposed transaction.  Investors and security holders are urged to read the proxy statement and all other relevant documents filed with the SEC or sent to stockholders as they become available because they will contain important information about the proposed transaction.  All documents, when filed, will be available free of charge at the SEC's website (www.sec.gov).  You may also obtain these documents by contacting MetroPCS' Investor Relations department at 214-570-4641, or via e-mail at investor_relations@metropcs.com. This communication does not constitute a solicitation of any vote or approval.
Participants in the Solicitation
MetroPCS and its directors and executive officers will be deemed to be participants in any solicitation of proxies in connection with the proposed transaction.  Information about MetroPCS' directors and executive officers is available in MetroPCS' proxy statement dated April 16, 2012 for its 2012 Annual Meeting of Stockholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.  Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.
Cautionary Statement Regarding Forward-Looking Statements
This question and answer document includes “forward-looking statements” for the purpose of the “safe harbor” provisions within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Any statements made in this question and answer document that are not statements of historical fact, including statements about our beliefs, opinions, projections, and expectations, are forward-looking statements and should be evaluated as such. These forward-looking statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “views,” “projects,” “should,” “would,” “could,” “may,” “become,” “forecast,” and other similar expressions.
All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of MetroPCS, Deutsche Telekom and T-Mobile USA, Inc. (“T-Mobile”) and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive the required stockholder approvals or required regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, the failure to satisfy other closing conditions, the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, the significant capital commitments of MetroPCS and T-Mobile, global economic conditions, fluctuations in exchange rates, competitive actions taken by other companies, natural disasters, difficulties in integrating the two companies, disruption from the transaction making it more difficult to maintain business and operational relationships, actions taken or conditions imposed by governmental or other regulatory authorities and the exposure to litigation.  Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Company's 2011 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and other filings with the SEC available at the SEC's website (www.sec.gov).
The forward-looking statements speak only as to the date made, are based on current assumptions and expectations, and are subject to the factors above, among others, and involve risks, uncertainties and assumptions, many of which are beyond our ability to control or ability to predict. You should not place undue reliance on these forward-looking statements. MetroPCS, Deutsche Telekom and T-Mobile do not undertake a duty to update any forward-looking statement to reflect events after the date of this question and answer document, except as required by law.

October 3, 2012

To our Valued MetroPCS Customers:

Today marks an important milestone in MetroPCS' history and an exciting, positive step for our company. This morning we announced that MetroPCS has entered into a definitive agreement to combine our business with T-Mobile USA. The combined company will be called T-Mobile, and will continue to operate MetroPCS and T-Mobile as separate customer units.

This combination will create the leading value carrier in the U.S. marketplace that we believe will deliver a better experience for our customers.

This can be accomplished through a wider selection of affordable products and mobile services, while leveraging the latest 4G mobile technologies, deeper network coverage and a clear-cut technology path to one common 4G LTE network. On our website you will find a copy of the press release we issued, along with a list of frequently asked questions at http://www.metropcs.com/metro/aboutus/.

What This Means for MetroPCS and Our Customers

T-Mobile, a subsidiary of Deutsche Telekom, is a leading telecommunications company that offers a range of wireless services to consumer, business and government customers.

Through this combination, we expect to improve mobile experiences by:

•	Creating a faster, broader, higher capacity 4G network;

•	Offering wider handset choice and lower costs by building on our combined portfolio of cutting-edge products and mobile services; and

•	Enhancing our national footprint and offering international roaming options.

Deutsche Telekom and T-Mobile have announced publicly that they intend to grow the MetroPCS brand, both through extension into new geographic areas and through the introduction of a broader product portfolio into our existing network. Importantly, MetroPCS and T-Mobile have the same network strategies and LTE networks in the same spectrum bands, which we believe will accelerate the deployment of advanced services to our customers.

In short, this transaction is expected to offer you a wider selection of affordable handset products and services, and broader and deeper network coverage - in even more cities!

What Happens Next

We believe this combination will best position MetroPCS for long-term success, supported by the best talent in the industry. However, until the transaction is complete, MetroPCS and T-Mobile will be, and continue to operate as, independent companies.

Our commitment to you is unwavering, and we will continue to be the nation's leading provider of no annual contract, unlimited, flat-rate wireless communications services. Rest assured, we will continue to work hard to exceed your expectations.

We encourage you to read the list of frequently asked questions (FAQs) posted on our website. Of course, if you have further questions, please feel free to visit your local authorized MetroPCS dealer.

We appreciate your business and thank you for your continued support of MetroPCS!
Sincerely,

Roger Linquist
CEO and Chairman, MetroPCS

Additional Information and Where to Find It
This letter relates to a proposed transaction between MetroPCS Communications, Inc. (“MetroPCS”) and Deutsche Telekom AG (“Deutsche Telekom”) that will become the subject of a proxy statement to be filed by MetroPCS with the Securities and Exchange Commission (the “SEC”).  This letter is not a substitute for the proxy statement or any other document that MetroPCS may file with the SEC or send to its stockholders in connection with the proposed transaction.  Investors and security holders are urged to read the proxy statement and all other relevant documents filed with the SEC or sent to stockholders as they become available because they will contain important information about the proposed transaction.  All documents, when filed, will be available free of charge at the SEC's website (www.sec.gov).  You may also obtain these documents by contacting MetroPCS' Investor Relations department at 214-570-4641, or via e-mail at investor_relations@metropcs.com. This communication does not constitute a solicitation of any vote or approval.
Participants in the Solicitation
MetroPCS and its directors and executive officers will be deemed to be participants in any solicitation of proxies in connection with the proposed transaction.  Information about MetroPCS' directors and executive officers is available in MetroPCS' proxy statement dated April 16, 2012 for its 2012 Annual Meeting of Stockholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.  Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.
Cautionary Statement Regarding Forward-Looking Statements
This letter includes “forward-looking statements” for the purpose of the “safe harbor” provisions within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Any statements made in this letter that are not statements of historical fact, including statements about our beliefs, opinions, projections, and expectations, are forward-looking statements and should be evaluated as such. These forward-looking statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “views,” “projects,” “should,” “would,” “could,” “may,” “become,” “forecast,” and other similar expressions.
All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of MetroPCS, Deutsche Telekom and T-Mobile USA, Inc. (“T-Mobile”) and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive the required stockholder approvals or required regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, the failure to satisfy other closing conditions, the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, the significant capital commitments of MetroPCS and T-Mobile, global economic conditions, fluctuations in exchange rates, competitive actions taken by other companies, natural disasters, difficulties in integrating the two companies, disruption from the transaction making it more difficult to maintain business and operational relationships, actions taken or conditions imposed by governmental or other regulatory authorities and the exposure to litigation.  Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Company's 2011 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and other filings with the SEC available at the SEC's website (www.sec.gov).
The forward-looking statements speak only as to the date made, are based on current assumptions and expectations, and are subject to the factors above, among others, and involve risks, uncertainties and assumptions, many of which are beyond our ability to control or ability to predict. You should not place undue reliance on these forward-looking statements. MetroPCS, Deutsche Telekom and T-Mobile do not undertake a duty to update any forward-looking statement to reflect events after the date of this letter, except as required by law.

MetroPCS Talking Points for Customer-Facing Employees

What We Announced

•
[This morning / On DATE], MetroPCS announced that it has entered into a definitive agreement to combine with T-Mobile USA. This is an exciting announcement for MetroPCS that we believe will deliver a better experience for our customers.

•	T-Mobile, a subsidiary of Deutsche Telekom, is a leading telecommunications company that offers a range of wireless services to consumer, business and government customers.

•	The combined company will create a new company be called T-Mobile, and will continue to operate MetroPCS and T-Mobile as separate customer units.

What This Means for Customers

•	We believe this combination will best position MetroPCS for long-term success, supported by the best talent in the industry.

•
The combined company will be the value leader in wireless with the scale, spectrum, and financial and other resources to expand its geographic coverage, broaden choice among all types of customers and continue to innovate.

•
We expect to improve your mobile experience by creating a faster, broader, higher capacity 4G network and offering wider handset choice and lower costs by building on our combined portfolio of cutting-edge products and services. In addition, this combination will enhance our national footprint, and allow us to offer international roaming options.

•
Deutsche Telekom and T-Mobile have announced publicly that they intend to grow the MetroPCS brand, both through extension into new geographic areas and through the introduction of a broader product portfolio into our existing network.

•	MetroPCS and T-Mobile have the same network strategies and LTE networks in the same spectrum bands, which we believe will accelerate the deployment of advanced services to our customers.

•
In short, we will be able to offer customers a wider selection of affordable handset products and services and leverage the latest 4G mobile technologies, deeper network coverage and a clear-cut technology path to one common LTE network- in even more cities. This means more options and better service and coverage for our customers.

•	Above all, we will continue the superior level of customer service you have come to expect from MetroPCS.

Next Steps

•	We expect to complete the transaction in the first half of 2013.

•	Until then, MetroPCS and T-Mobile will be, and continue to operate as, independent companies and competitors - there will be no change in our day-to-day operations. It is business as usual.

•	There will be no impact on the service you have come to rely on, the wireless network coverage you need or any of the products or services we offer.

•	Our commitment to you is unwavering, and we will continue to be the nation's leading provider of no annual contract, unlimited, flat-rate wireless communications service.

•	Rest assured, we will continue to work hard to meet and exceed your expectations.

Closing

•	If you have any questions, please feel free to reach out. You may also visit our website at www.MetroPCS.com or visit any authorized MetroPCS dealer.

•	We appreciate your business and thank you for your continued support of MetroPCS!

Additional Information and Where to Find It
This document relates to a proposed transaction between MetroPCS Communications, Inc. (“MetroPCS”) and Deutsche Telekom AG (“Deutsche Telekom”) that will become the subject of a proxy statement to be filed by MetroPCS with the Securities and Exchange Commission (the “SEC”).  This document is not a substitute for the proxy statement or any other document that MetroPCS may file with the SEC or send to its stockholders in connection with the proposed transaction.  Investors and security holders are urged to read the proxy statement and all other relevant documents filed with the SEC or sent to stockholders as they become available because they will contain important information about the proposed transaction.  All documents, when filed, will be available free of charge at the SEC's website (www.sec.gov).  You may also obtain these documents by contacting MetroPCS' Investor Relations department at 214-570-4641, or via e-mail at investor_relations@metropcs.com. This communication does not constitute a solicitation of any vote or approval.
Participants in the Solicitation
MetroPCS and its directors and executive officers will be deemed to be participants in any solicitation of proxies in connection with the proposed transaction.  Information about MetroPCS' directors and executive officers is available in MetroPCS' proxy statement dated April 16, 2012 for its 2012 Annual Meeting of Stockholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.  Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.
Cautionary Statement Regarding Forward-Looking Statements
This document includes “forward-looking statements” for the purpose of the “safe harbor” provisions within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Any statements made in this document that are not statements of historical fact, including statements about our beliefs, opinions, projections, and expectations, are forward-looking statements and should be evaluated as such. These forward-looking statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “views,” “projects,” “should,” “would,” “could,” “may,” “become,” “forecast,” and other similar expressions.
All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of MetroPCS, Deutsche Telekom and T-Mobile USA, Inc. (“T-Mobile”) and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive the required stockholder approvals or required regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, the failure to satisfy other closing conditions, the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, the significant capital commitments of MetroPCS and T-Mobile, global economic conditions, fluctuations in exchange rates, competitive actions taken by other companies, natural disasters, difficulties in integrating the two companies, disruption from the transaction making it more difficult to maintain business and operational relationships, actions taken or conditions imposed by governmental or other regulatory authorities and the exposure to litigation.  Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Company's 2011 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and other filings with the SEC available at the SEC's website (www.sec.gov).
The forward-looking statements speak only as to the date made, are based on current assumptions and expectations, and are subject to the factors above, among others, and involve risks, uncertainties and assumptions, many of which are beyond our ability to control or ability to predict. You should not place undue reliance on these forward-looking statements. MetroPCS, Deutsche Telekom and T-Mobile do not undertake a duty to update any forward-looking statement to reflect events after the date of this document, except as required by law.

MetroPCS - Potential Customer Questions

1.	What was announced today?

•	Today we announced that MetroPCS has entered into a definitive agreement to combine our business with T-Mobile USA to create the leading value carrier in the U.S. wireless marketplace.

•
This combination will deliver a better experience for our customers through a wider selection of affordable products and services, while leveraging the latest 4G mobile technologies, deeper network coverage and a clear-cut technology path to one common 4G LTE network.

•
Upon completion of the transaction, which we expect to occur in the first half of 2013, MetroPCS and T-Mobile USA will create a new company that will be called T-Mobile, which will continue to operate MetroPCS and T-Mobile as separate customer units.

2.	How does this transaction benefit MetroPCS customers?

•	We believe that this combination will best position MetroPCS for long-term success, supported by the best talent in the industry.

•
We are confident that, through this combination, we can offer customers a wider selection of affordable products and services, deeper network coverage and a clear-cut technology path to one common 4G LTE network - in even more cities. We expect to improve your mobile experience by:

•	Creating a faster, broader, higher capacity 4G network ;

•	Offering wider handset choice and lower costs by building on our combined portfolio of cutting-edge products and services; and

•	Enhancing our national footprint, and offering international roaming options

•
Deutsche Telekom and T-Mobile have announced publicly that they intend to grow the MetroPCS brand, both through extension into new geographic areas and through the introduction of a broader product portfolio into our existing network. Importantly, MetroPCS and T-Mobile have the same network strategies and LTE networks in the same spectrum bands, which we believe will accelerate the deployment of advanced services to our customers.

3.	Will the MetroPCS name or branding change?

•	Upon completion of the combination, the new combined company will be called T-Mobile, and will continue to operate MetroPCS and T-Mobile as separate customer units.

•
Deutsche Telekom and T-Mobile have announced publicly that they intend to grow the MetroPCS brand, both through extension into new geographic areas and through the introduction of a broader product portfolio into our existing network.

4.	When will the transaction be completed? What can customers expect in the interim?

•
We expect the transaction to be completed in the first half of 2013, subject to approval by MetroPCS stockholders, regulatory approvals and other customary closing conditions. Until the transaction closes, MetroPCS and T-Mobile will be, and continue to operate as, independent companies.

•
Our commitment to you is unwavering, and we will continue to be the nation's leading provider of no annual contract, unlimited, flat-rate wireless communications services. Rest assured that we will continue to work hard to exceed your expectations.

5.	Will my coverage, reception or service change as a result of this announcement? Will MetroPCS continue to offer prepaid, flat-rate and no contract services?

•
Your service, reception and coverage will not change as a result of this announcement. Our commitment to you is unwavering, and we will continue to be the nation's leading provider of no annual contract, unlimited, flat-rate wireless communications services. Rest assured, we will continue to work hard to exceed your expectations.

•	Keep in mind that, until the transaction is completed, MetroPCS and T-Mobile will be, and continue to operate as, independent companies.

•
Through this combination, we expect to offer a wider selection of affordable products and services, while leveraging the latest 4G mobile technologies, deeper network coverage and a clear-cut technology path to one common 4G LTE network.

6.	Can I still use my current cell phone?

•	The cell phone you currently use with MetroPCS will continue to function and receive a signal as it always has.

7.	Will you be changing the cell phones covered under the MetroPCS network?

•
As part of this transaction, we expect to offer a wider selection of affordable products and services, while leveraging the latest 4G mobile technologies, deeper network coverage and a clear-cut technology path to one common 4G LTE network, which means more options for our customers.

8.	Where can I find additional information?

•
As we move through this process, we will continue to keep you updated on important developments. We value our relationship with you and appreciate your business. If you have further questions, please feel free to contact or visit any MetroPCS store location.

Additional Information and Where to Find It
This question and answer document relates to a proposed transaction between MetroPCS Communications, Inc. (“MetroPCS”) and Deutsche Telekom AG (“Deutsche Telekom”) that will become the subject of a proxy statement to be filed by MetroPCS with the Securities and Exchange Commission (the “SEC”).  This question and answer document is not a substitute for the proxy statement or any other document that MetroPCS may file with the SEC or send to its stockholders in connection with the proposed transaction.  Investors and security holders are urged to read the proxy statement and all other relevant documents filed with the SEC or sent to stockholders as they become available because they will contain important information about the proposed transaction.  All documents, when filed, will be available free of charge at the SEC's website (www.sec.gov).  You may also obtain these documents by contacting MetroPCS' Investor Relations department at 214-570-4641, or via e-mail at investor_relations@metropcs.com. This communication does not constitute a solicitation of any vote or approval.
Participants in the Solicitation
MetroPCS and its directors and executive officers will be deemed to be participants in any solicitation of proxies in connection with the proposed transaction.  Information about MetroPCS' directors and executive officers is available in MetroPCS' proxy statement dated April 16, 2012 for its 2012 Annual Meeting of Stockholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.  Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

Cautionary Statement Regarding Forward-Looking Statements
This question and answer document includes “forward-looking statements” for the purpose of the “safe harbor” provisions within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Any statements made in this question and answer document that are not statements of historical fact, including statements about our beliefs, opinions, projections, and expectations, are forward-looking statements and should be evaluated as such. These forward-looking statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “views,” “projects,” “should,” “would,” “could,” “may,” “become,” “forecast,” and other similar expressions.
All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of MetroPCS, Deutsche Telekom and T-Mobile USA, Inc. (“T-Mobile”) and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive the required stockholder approvals or required regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, the failure to satisfy other closing conditions, the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, the significant capital commitments of MetroPCS and T-Mobile, global economic conditions, fluctuations in exchange rates, competitive actions taken by other companies, natural disasters, difficulties in integrating the two companies, disruption from the transaction making it more difficult to maintain business and operational relationships, actions taken or conditions imposed by governmental or other regulatory authorities and the exposure to litigation.  Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Company's 2011 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and other filings with the SEC available at the SEC's website (www.sec.gov).
The forward-looking statements speak only as to the date made, are based on current assumptions and expectations, and are subject to the factors above, among others, and involve risks, uncertainties and assumptions, many of which are beyond our ability to control or ability to predict. You should not place undue reliance on these forward-looking statements. MetroPCS, Deutsche Telekom and T-Mobile do not undertake a duty to update any forward-looking statement to reflect events after the date of this question and answer document, except as required by law.